Exhibit 10.2

AMENDMENT NO. 1 TO

MASTER PATENT OWNERSHIP AND LICENSE AGREEMENT

This Amendment No. 1 to Master Patent Ownership and License Agreement (the “Amendment”) is entered into between Palm, Inc., a Delaware corporation (“Palm”), having an office at 950 Maude Avenue, Sunnyvale, CA 94085 and ACCESS Systems Americas, Inc. (previously known as PalmSource, Inc.), a Delaware corporation (and wholly-owned subsidiary of ACCESS Co., Ltd.) (“ASA”), having an office at 1188 East Arques Avenue, Sunnyvale, CA 94085. This Amendment is executed by the parties on December 5, 2006 (the “Amendment Execution Date”) and is effective as of the Operative Date as that term is defined in the 2006 Software License Agreement between the parties that is being executed concurrently herewith (the “Amendment Effective Date”).

WHEREAS, the parties have entered into that certain Master Patent Ownership and License Agreement executed May 9, 2002 and made effective as of December 3, 2001 (the “Original Agreement”);

WHEREAS, the parties desire to amend the Original Agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

ARTICLE 1

DEFINITIONS

For the purpose of this Amendment, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

ARTICLE 2

AMENDMENTS

Upon the Amendment Effective Date, the amendments to the Original Agreement set forth in this Article 2 shall be effective as of December 3, 2001 (“Amendment Operative Date”). The parties acknowledge that the Amendment Operative Date is the same as the effective date of the Original Agreement.

2.1 Amendment to Section 1.7 (Palm Excluded Field of Use). The parties hereby agree to delete Section 1.7 (Palm Excluded Field of Use) of the Original Agreement in its entirety and replace such Section with the following:

“1.7 PALM EXCLUDED FIELD OF USE. “Palm Excluded Field of Use” means the field of licensing Operating Systems for use with products that are not hardware Palm Products.”

2.2 Amendment to Section 1.8 (Palm Patents). The parties hereby agree to delete Section 1.8 (Palm Patents) of the Original Agreement in its entirety and replace such Section with the following:

“1.8 PALM PATENTS. “Palm Patents” means:

(a) the Patents and Patent applications set forth on Exhibit A hereto;

(b) any continuations, continuations-in-part, divisions, substitutions, renewals, reissues, reexaminations, re-registrations, extensions or foreign counterparts of any of the Patents or Patent applications set forth in 1.8(a) above; and

(c) any Patents that may issue on any of the foregoing Patent applications, continuations, continuations-in-part, divisions, substitutions, renewals, reissues, reexaminations, re-registrations, extensions or foreign counterparts of any of the foregoing Patents or Patent applications.

(d) Notwithstanding the foregoing, the term “Palm Patents” does not include any Patent or Patent application listed in Exhibit B hereto.”

2.3 Amendment to Section 1.14 (PalmSource Patents). The parties hereby agree to delete Section 1.14 (PalmSource Patents) of the Original Agreement in its entirety and replace such Section with the following:

“1.14 PALMSOURCE PATENTS. “PalmSource Patents” means:

(a) the Patents and Patent applications set forth on Exhibit B hereto;

(b) any continuations, continuations-in-part, divisions, substitutions, renewals, reissues, reexaminations, re-registrations, extensions or foreign counterparts of any of the Patents or Patent applications set forth in 1.14(a) above; and

(c) any Patents that may issue on any of the foregoing Patent applications, continuations, continuations-in-part, divisions, substitutions, renewals, reissues, reexaminations, re-registrations, extensions or foreign counterparts of any of the foregoing Patents or Patent applications.

(d) Notwithstanding the foregoing, the term “PalmSource Patents” does not include any Patent or Patent application listed in Exhibit A hereto.”

2.4 Amendment to Section 3.1 (License Grants to Palm). The parties hereby agree to delete Section 3.1 (License Grants to Palm) of the Original Agreement in its entirety and replace such Section with the following:

“3.1 LICENSE GRANTS TO PALM. PalmSource grants (and agrees to cause its appropriate Subsidiaries to grant) to Palm, under the PalmSource Patents, a personal, irrevocable, nonexclusive, worldwide, fully-paid, royalty-free and non-transferable (except as set forth in Section 9.9) license, with the right to grant sublicenses as set forth in Section 3.4 below, to make (including the right to practice methods, processes and procedures), have made, use, lease, sell, offer for sale and import all Palm Products in all fields of use except the Palm Excluded Field of Use.”

The parties hereby agree that the term “irrevocable” as used in such Section shall not in any manner limit or be deemed to limit PalmSource’s termination rights under Sections 4.2 and 4.5 of this Amendment.

2.5 Amendment to Section 3.4 (Sublicense Rights). The parties hereby agree to delete Section 3.4(b)(i) of the Original Agreement in its entirety and replace it with the following:

“Palm shall have the right to grant sublicenses to third parties within the scope of its licenses hereunder (with no right to grant further sublicenses) to make (including the right to practice methods, processes and procedures), have made, use, lease, sell, offer for sale and import all Palm Products in all fields of use except the Palm Excluded Field of Use.”

2.6 Addition of Exhibit A (Palm Patents). The parties hereby agree to add Attachment 1 hereto as Exhibit A to the Original Agreement.

2.7 Addition of Exhibit B (PalmSource Patents). The parties hereby agree to add Attachment 2 hereto as Exhibit B to the Original Agreement.

2.8 Addition of Section 1.21 (Affiliate Definition). The parties hereby agree to add the following as new Section 1.21 of the Original Agreement:

“1.21 AFFILIATE. “Affiliate” means any entity Controlled by, Controlling, or under common Control with an entity where “Control” means possessing directly or indirectly: (i) ownership or control of fifty percent (50%) or more of the voting rights or rights to elect the board or other governing body of such entity; or (ii) the power to direct the affairs of such entity.”

ARTICLE 3

CHANGE OF CONTROL

3.1 Palm may assign the Original Agreement, as amended by this Amendment, in accordance with Section 9.9 of the Original Agreement; provided, however, that:

(a) [**] Any attempted transfer or assignment in violation of this provision shall be void and without effect.

(b) If such an assignee [**] to assign the Original Agreement, as amended by this Amendment, to such assignee, otherwise the Original Agreement, as amended by this Amendment, may not be so assigned. Any attempted transfer or assignment in violation of this provision shall be void and without effect.

3.2 Notwithstanding Section 3.1 of this Amendment, nothing in this Amendment shall restrict or in any way alter or affect Palm’s ability to assign the Original Agreement, as it was prior to this Amendment, pursuant to its terms.

ARTICLE 4

TERMINATION

4.1 The Original Agreement, as amended by this Amendment, shall be subject to the termination provision as set forth in Article 6 of the Original Agreement.

4.2 Subject to Sections 4.3 and 4.9 of this Amendment, Palm acknowledges and agrees that ASA will have the right to terminate this Amendment, including without limitation all the rights provided herein (but not the Original Agreement as it existed prior to the Amendment Effective Date), immediately upon a final and unappealable determination by a court of competent jurisdiction that Palm or any of its Affiliates has sold, offered for sale, licensed or distributed (or that Palm or any of its Affiliates authorized any third party to sell, offer for sale, license or distribute) any Operating System with any product that is not a hardware Palm Product where such Operating System infringes any PalmSource Patent (each such Operating System, an “Infringing Product”).

4.3 As used in Section 4.2 of this Amendment, the term Infringing Product shall not include:

(a) any Palm Product expressly authorized under Section 3.1 of the Original Agreement (as amended by this Amendment); or

(b) an Operating System that is comprised of a pre-existing third-party Operating System (the “Pre-Existing OS”) that is licensed under an Open Source Software license (the “Existing Open Source Software License”) combined with software code that is developed by or on behalf of Palm or any of its Affiliates or is otherwise proprietary to Palm or any of its Affiliates (the “Palm Contribution”), if (1) Palm licenses or distributes such Operating System as required by the Existing Open Source Software License, (2) the Palm Contribution contained in such Operating System does not in and of itself infringe a PalmSource Patent, and (3) such Palm Contribution would not in and of itself constitute an Operating System (the foregoing constituting the “Palm Open Source Exception”); provided however, that the Palm Open Source Exception shall not apply if such Operating System would not infringe but for inclusion of the Palm Contribution in such Operating System; or

(c) any third-party Operating System that is sold, offered for sale, licensed or distributed by or on behalf of Palm, provided that such third-party Operating System (1) is either bundled with a Palm Product or is marketed or presented for sale as being intended for use with a Palm Product, and (2) does not contain any material that is proprietary to Palm or any of its Affiliates which material either: (A) contributes to the features and functionality of such third-party Operating System in other than a de minimus way (other than solely as necessary to integrate the third-party Operating System with the Palm Product); or (B) replaces such third-party Operating System in its entirety.

4.4 Palm acknowledges and agrees that the exceptions set forth in Section 4.3 of this Amendment to the termination right set forth in Section 4.2 of this Amendment do not grant to Palm, any Palm Affiliate or any third party, either directly or by implication, estoppel or otherwise, a license under any PalmSource Patent (including without limitation for the combination of such Operating System with other items or for the use of such combination).

4.5 Subject to Section 4.9 below, Palm acknowledges and agrees that ASA will also have the right to terminate this Amendment, including without limitation all the rights provided herein (but not the Original Agreement as it existed prior to the Amendment Effective Date), immediately upon a final and unappealable determination by a court of competent jurisdiction that Palm has breached any of its obligations under Section 3.1 of this Amendment; provided however, that ASA shall be required to meet all legal requirements in the event it seeks a preliminary or permanent injunction regarding such a breach by Palm, and Palm’s rights in defending such an injunction shall not be limited in any manner other than those imposed under applicable law.

4.6 In no event shall this Amendment (including without limitation ASA’s termination rights set forth in this Article 4) be deemed to limit any remedies available to ASA or Palm or any of their respective Affiliates under any agreement between ASA and Palm or that may now or subsequently exist in law or in equity or by statute or otherwise (including without limitation the right to seek a preliminary injunction, a permanent injunction and/or damages).

4.7 The termination rights set forth in this Article 4 shall not be assigned, transferred or otherwise conveyed (by operation of law or otherwise). Notwithstanding the foregoing, ASA may assign the termination rights set forth in this Article 4 to an acquirer of all or substantially all of ASA’s equity securities, assets or business related to the PalmSource Patents upon written notice to Palm; provided, however, that (a) such right to assign the termination rights set forth in this Article 4 shall not extend to any such acquirer, assignee, or transferee; (b) such acquirer, assignee or transferee may not be a Restricted Party; and (c) no such assignment will be deemed to have occurred if ASA, in connection with a corporate reorganization or restructuring involving ASA or any other Subsidiary of ACCESS Co., Ltd., transfers or assigns the Original Agreement to ACCESS Co., Ltd. or another Subsidiary of ACCESS Co., Ltd. (which leaves such transferee or assignee with the Original Agreement, this Amendment and the PalmSource Patents), provided that in no event may any Restricted Party or Affiliate of any Restricted Party have any control of such transferee or assignee. If ASA or any entity controlling ASA undergoes a merger, acquisition or change of control involving a Restricted Party or any Affiliate of a Restricted Party, such a prohibited transfer will be deemed to have occurred. Any attempted transfer or assignment in violation of this provision shall be void and without effect. For purposes of this Amendment, “Restricted Party” shall mean [**]

4.8 Subject to the limitations on assignment set forth in this Article 4, this Amendment will benefit and bind the parties’ permitted successors and assigns.

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4.9 Notwithstanding anything to the contrary herein, if this Amendment is terminated pursuant to this Article 4, then: (a) as of the effective date of such termination, the amendment to Section 1.7 of the Original Agreement set forth in Section 2.1 of this Amendment shall no longer apply, and Section 1.7 of the Original Agreement shall automatically revert to the language contained in Section 1.7 of the Original Agreement as it existed prior to the Amendment Effective Date; (b) as of the effective date of such termination, the amendment to Section 3.1 of the Original Agreement set forth in Section 2.4 of this Amendment shall no longer apply, and Section 3.1 of the Original Agreement shall automatically revert to the language contained in Section 3.1 of the Original Agreement as it existed prior to the Amendment Effective Date; (c) as of the effective date of such termination, the amendment to Section 3.4(b)(i) of the Original Agreement set forth in Section 2.5 of this Amendment shall no longer apply, and Section 3.4(b)(i) of the Original Agreement shall automatically revert to the language contained in Section 3.4(b)(i) of the Original Agreement as it existed prior to the Amendment Effective Date; (d) as of the effective date of such termination, the new Section 1.21 of the Original Agreement added by Section 2.8 of this Amendment shall no longer apply, and (e) Sections 2.2, 2.3, 2.6, 2.7, and this 4.9 of this Amendment shall survive and remain in effect.

4.10 As used in this Amendment, the term “Open Source Software” shall mean any software or software component, module or package that (a) requires as a condition of distribution of such software or any derivative thereof or modification thereto, that such software, derivative or modification (i) be disclosed or distributed in Source Code form; (ii) be licensed for the purpose of making derivative works; or (iii) cannot be redistributed under terms inconsistent with those applicable to the rights under which you were entitled to use or modify the original software; or (b) by virtue of containing, being derived in any manner (in whole or in part) from, or statically or dynamically linking to or against any software described in clause (a) of this definition, becomes software that falls under clause (a) of this definition. By means of example and without limitation, any software or software components, modules or packages licensed or distributed under any of the following licenses constitute Open Source Software: the GNU General Public License (GPL) or Lesser General Public License (LGPL), the Artistic License, the Mozilla Public License (MPL), the Common Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards Source License (SISSL).

4.11 As used in this Amendment, the term “Source Code” shall mean the human-readable source code form of computer programming code.

ARTICLE 5

MISCELLANEOUS

5.1 Effect of Amendment. In the event of any conflict or inconsistency between the terms and conditions of this Amendment and the Original Agreement, the terms of this Amendment shall prevail. Except as specifically, and to the extent, modified by this Amendment, all the terms and conditions of the Original Agreement shall continue to remain unchanged and in full force and effect and shall apply, as applicable, to the parties under this Amendment.

5.2 Entire Agreement. This Amendment, together with the Original Agreement, are the complete agreement of the parties relating to the subject matter hereof and supersede all prior written and oral and all contemporaneous oral agreements and understandings relating to such subject matter.

WHEREFORE, the parties have signed this Amendment No. 1 to Master Patent Ownership and License Agreement on the Amendment Execution Date.

PALM, INC.	ACCESS SYSTEMS AMERICAS, INC.

By:	By:

Name:	Name:

Title:	Title:

ATTACHMENT 1

PALM PATENTS

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ATTACHMENT 2

PALMSOURCE PATENTS

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